                    SALOMON BROTHERS HIGH INCOME FUND II INC.

May 22, 2000

Dear Shareholders:

We are pleased to provide this annual report for the Salomon Brothers High Income Fund II Inc ("Fund") as of April 30, 2000. We hope you find this report to be useful and informative. Included are market commentary, a schedule of the Fund's investments as of April 30, 2000 and financial statements for the year ended April 30, 2000. The Fund distributed income dividends totaling $1.44 per share during this period. The table below shows the annualized distribution rate and the total return for the period covered by this report based on the Fund's April 30, 2000 net asset value ("NAV")(1) per share and its New York Stock Exchange ("NYSE") closing price:

           Price                 Annualized               Twelve-Month
         Per Share           Distribution Rate(2)         Total Return
        -------------        --------------------         -------------
        $11.85 (NAV)                13.16%                   (1.94)%
        $11.75 (NYSE)               13.28%                    5.45%

In comparison, the Salomon Smith Barney High Yield Market Index(3) returned a negative 3.99% and the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(4) returned 18.49% for the same period.

The Fund is invested in a broadly diversified portfolio of high-yield and emerging market bonds. On April 30, 2000, 60.5% of the Fund's long-term investments were in high-yield corporate bonds and 26.2% of the Fund's holdings were invested in emerging market issuers, including obligations of sovereign governments and corporate issuers. The Fund is modestly leveraged and remains committed to maximizing current income through investments in high-yield and emerging markets debt.

------------------

1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. The result (total net assets) is divided by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which the investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.

2 Total returns are based on changes in NAV and the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the above chart. This annualized distribution rate assumes a current monthly income dividend rate of $0.13 for twelve months. This rate is as of May 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

3 The Salomon Smith Barney High Yield Market Index covers a significant portion of the below investment-grade U.S. corporate bond market.

4 EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

U.S. HIGH-YIELD MARKET

The fiscal year ended April 30, 2000 was a period of investor uncertainty regarding interest rates, inflation and the sustainability of the North American economic expansion. These concerns, as well as investors' appetite for the surging NASDAQ market translated into significant high-yield mutual fund outflows. In addition, limited liquidity for the U.S. high-yield market, resulted in technical weakness for the market throughout the fiscal year. The market declined 3.99% for the year ended April 30, 2000 as measured by the Salomon Smith Barney High Yield Market Index.

Early in the fiscal year, the U.S. economy displayed surprising strength in the aftermath of the Russian and Asian financial crises of the autumn of calendar 1998. In the ensuing months, the continued growth of the U.S. economy led to heightened concerns about rising inflation, which resulted in a string of interest rate hikes by the U.S. Federal Reserve Board ("Fed"). From June 1999 to April 2000, the Fed lifted its target rate for overnight bank lending five times, or 1.25%, to 6.00%. Most recently on May 16, 2000, the Fed raised interest rates 50 basis points to 6.50% and it indicated that further rate increases may follow later this year. The Fed's rate increases and the seeming immunity of the strength of the economic expansion to these hikes caused significant concern and uncertainty in the fixed income and equity markets as to the ultimate end of the rate increases. The resulting rise in long-term interest rates and volatility in the U.S. equity markets put pressure on the high-yield market, both in terms of asset pricing and liquidity. These pressures were compounded by relatively high default rates in the high-yield market, primarily due to (i) the lingering effects of the Asian crisis on commodity industries,
(ii) weak underwriting standards in 1997 and 1998 and (iii) a tightening of banks' and the market's credit standards, which limited companies' access to new funds. As a result, liquidity in the market was limited on the investor side, as mutual fund outflows totaled $11.4 billion during the period, and by broker dealers, who held back from committing significant funds to support the market. The high-yield market did enjoy some relief from the aforementioned conditions during the fiscal year, however, as inflows of funds from the issuance of collateralized bond obligations throughout the year and a slowing in the pace of new issuance late in the period eased a portion of the market's liquidity concerns.

As reported by the Salomon Smith Barney High Yield Market Index, the high-yield market declined 3.99% during the reporting period. The average market yield at April 30, 2000 was 12.48%, up from 9.99% at April 30, 1999. In addition, the spread over U.S. Treasuries finished the period at 611 basis points, widening from 471 basis points at April 30, 1999.

For the year ended April 30, 2000, the top-performing industries in the high-yield bond market included cable & other media and gaming, due to their relatively stable and predictable cash flows. Telecommunications outperformed due to explosive growth in that sector, mergers and acquisitions and equity investment activity. Telecommunications also benefited with technology from those sectors' popularity in the equity markets. Energy and paper & forest products were also among the top performers due to the strength in the underlying commodity prices in those sectors.

The worst performing industry group during the Fund's fiscal year was leisure/lodging due to difficulties arising from overcapacity in the theater operator sector. In addition, supermarkets/drugstores underperformed due to individual credit difficulties at Rite Aid and Pathmark Stores. Other underperforming industry groups included capital goods, textiles and services/other. In terms of credit

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

quality, BB issues outperformed B issues, which in turn outperformed CCC issues as investors favored the greater liquidity and higher credit quality offered by BB issues. BB, B and CCC issues returned (1.18)%, (4.83)% and (13.09)%, respectively, for the fiscal year, according to the Salomon Smith Barney High Yield Market Index.

The Fund's performance benefited from overweightings in gaming and technology and underweightings in leisure/lodging and textiles during the fiscal year. The Fund's performance was adversely affected by an overweighting in capital goods and by underweightings in telecommunications, energy and paper & forest products. Over the course of the fiscal year, the Fund responded to market conditions by increasing its positions in telecommunications, gaming, energy and paper & forest products and by reducing its positions in textiles, capital goods and supermarkets/drugstores.

OUTLOOK

Although high-yield valuations are attractive relative to historical levels, we expect to experience continued volatility over the course of the year primarily as a result of several factors, including: (i) continued inflation and interest rate concerns, (ii) further reduced secondary market liquidity, (iii) continued credit problems and (iv) growing cyclical concerns later in the year. In light of these conditions, we are continuing to pursue a conservative investment strategy geared to purchasing BB credits and pursuing selective opportunities in undervalued B and CCC credits at significant discounts to par.

EMERGING MARKETS DEBT

Emerging markets debt performed very well during the Fund's fiscal year. For the year ended April 30, 2000, emerging markets debt returned 18.49% as measured by the EMBI+. Returns for the year were dominated by Russia which appreciated over 148%. Bulgaria and Morocco also outperformed the index return.

At the beginning of the Fund's fiscal year, investors were preoccupied with the outlook for interest rate increases from the Fed. The Fed's adoption of a tightening bias in May 1999 lead to weakness in global bond and equity markets. Spreads opened the fiscal year at 1,010 basis points over U.S. Treasuries and remained in a range of 1,000 to 1,200 basis points over Treasuries from May through October. Emerging markets monthly performance during this period was driven by a number of factors including volatile equity markets, rising commodity prices, a strengthening yen and the ongoing presence of the Fed.

The market began a strong rally in October as a number of Brady bond exchanges encouraged the participation of crossover buyers. The Fed moved to a neutral bias toward future interest rate adjustments in November. This change in Fed policy combined with continued strength in commodity prices helped spreads tighten 300 basis points between October 1999 and April 2000.

An additional note: J.P. Morgan & Co. adjusted the spread level of the EMBI+ over Treasuries in mid-April 2000 to reflect the restructuring of certain Russian securities. This adjustment tightened EMBI+ spreads approximately 120 basis points over Treasuries, making the apparent tightening from October 1999 to April 2000 approximately 400 basis points.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Returns in emerging markets debt were skewed with only three of 16 Index countries outperforming. Russia, Bulgaria and Morocco provided the best returns in the Index during the Fund's fiscal year.

The following is a brief description of developments in key countries over the past 12 months:

Russia. Russia was the best performing country in the EMBI+ over the past 12 months, returning 148.71%. During the year, Russia successfully restructured its defaulted Soviet-era debt on terms which are very favorable for Russia. Relations with the International Monetary Fund ("IMF") continued to improve and the country exceeded some of its targets for extended financing. Oil price strength and increased corporate tax collections also contributed to the improved economic picture. Acting President Putin was elected in the first democratic transition of presidential administrations in Russian history.

Bulgaria. Bulgaria returned 20.82% during the Fund's fiscal year. The country continues to recover from the effects of the war in Kosovo. The currency board is imposing fiscal discipline on the economy as trade with Europe recovers in the aftermath of the war. We continue to believe that Bulgaria is an undervalued holding in the portfolio.

Morocco. King Hassan II died after 38 years on the throne and was replaced by his eldest son, King Mohammed VI. We expect the policies that have made Morocco a steadily improving credit will be continued by the new king. In another important development in Morocco, a cellular telephone license has been awarded to Telefonica S.A. for a price of $1.1 billion and a commitment to spend an additional $700 million developing the network. The proceeds from this sale will be used to fund a variety of government initiatives in Morocco. Morocco returned 19.06% during the fiscal year.

Brazil, Mexico and Argentina all registered double-digit returns for the fiscal year, although they trailed the return of the index. Brazil made further progress on fiscal reform during the past 12 months. The Argentine economy showed signs of a rebound in the latter months of the Fund's fiscal year. Mexico's foreign currency credit rating was upgraded by Moody's to Baa3 -- investment grade status. This upgrade makes Mexico an eligible investment for investment grade-only portfolios, broadening the potential investor base for emerging markets debt.

OUTLOOK

Our outlook for emerging markets debt is positive based upon the current spread level of approximately 800 basis points over U.S. Treasuries. The economic recovery in Latin America underscores an improving fundamental outlook for emerging countries. We believe continued stability will attract additional investors into the market.

In a continuing effort to provide timely information about the Salomon Brothers High Income Fund II Inc, shareholders can call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information regarding your Salomon Brothers High Income Fund II Inc stock account, please call PFPC Global Fund Services at 1-800-331-1710.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Thank you for your investment in the Salomon Brothers High Income Fund II Inc. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,


/S/ Heath B. McLendon                   /S/ Peter J. Wilby


Heath B. McLendon                       Peter J. Wilby
Chairman Executive                      Vice President




/S/ Beth A. Semmel                      /S/ James E. Craige


Beth A. Semmel                          James E. Craige
Executive Vice President                Executive Vice President

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments
April 30, 2000


   Face
  Amount                                Security                                         Value
-------------------------------------------------------------------------------------------------
Corporate Bonds -- 60.5%
Basic Industries -- 6.7%
$10,000,000   AEI Resources Inc., 10.500% due 12/15/05 (a).........................   $  1,550,000
  5,000,000   APP China Group Ltd., 14.000% due 3/15/10 (a) .......................      4,012,500
  4,000,000   Borden Chemical and Plastics Ltd., 9.500% due 5/1/05 ................      3,760,000
 10,000,000   Glencore Nickel Property Ltd., 9.000% due 12/1/14 ...................      8,350,000
  7,000,000   Huntsman Packaging Corp., 9.125% due 10/1/07 ........................      7,315,000
  2,500,000   LTV Corp., 11.750% due 11/15/09 (a) .................................      2,475,000
              Lyondell Chemicals Inc.:
  2,500,000     9.875% due 5/1/07 .................................................      2,471,875
  2,500,000    10.875% due 5/1/09 .................................................      2,481,250
  4,250,000   P&L Coal Holding Corp., 9.625% due 5/15/08 ..........................      3,835,625
  4,675,000   PCI Chemicals Canada Inc., 9.250% due 10/15/07 ......................      3,769,219
  7,250,000   Philipp Brothers Chemicals Inc., 9.875% due 6/1/08 ..................      5,836,250
  6,000,000   Radnor Holdings Inc., 10.000% due 12/1/03 ...........................      5,310,000
  5,000,000   Recap New Brunswick Inc., 10.625% due 4/15/05 .......................      4,737,500
  5,000,000   Republic Technologies International Corp., 13.750% due 7/15/09 (a) ..      1,175,000
  5,000,000   ZSC Speciality Chemicals PLC, 11.000% due 7/1/09 ....................      5,100,000
                                                                                      ------------
                                                                                        62,179,219
                                                                                      ------------
Consumer Cyclicals -- 2.8%
  5,200,000   Archibald Candy Corp., 10.250% due 7/1/04 ...........................      4,446,000
  4,000,000   Cole National Corp., 8.625% due 8/15/07 .............................      2,820,000
  5,000,000   Guitar Center Management, 11.000% due 7/1/06 ........................      4,875,000
  5,000,000   HMH Properties Inc., 7.875% due 8/1/08 ..............................      4,350,000
  3,500,000   Mattress Discount Co., 12.625% due 7/15/07 (a) ......................      3,198,125
  5,750,000   Metris Cos. Inc., 10.125% due 7/15/06 ...............................      5,548,750
  2,025,000   Pillowtex Corp., 9.000% due 12/15/07 ................................        820,125
                                                                                      ------------
                                                                                        26,058,000
                                                                                      ------------
Consumer Non-Cyclicals -- 12.4%
 11,000,000   AKI Inc., 10.500% due 7/1/08 (a) ....................................      9,405,000
  3,500,000   ALARIS Medical Systems, Inc., 9.750% due 12/1/06 ....................      2,821,875
  2,250,000   American Safety Razor Co., 9.875% due 8/1/05 ........................      2,176,875
  4,500,000   Anchor Advanced Products Inc., 11.750% due 4/1/04 ...................      3,172,500
  7,000,000   Aztar Corp., 8.875% due 5/15/07 .....................................      6,562,500
  1,500,000   Circus Circus Enterprise Inc., 9.250% due 12/1/05 ...................      1,458,750
  7,250,000   Derby Cycle Corp., 10.000% due 5/15/08 ..............................      4,567,500
  8,500,000   French Fragrance Inc., 10.375% due 5/15/07 ..........................      8,202,500
  1,000,000   Harrahs Operating Co. Inc., 7.875% due 12/15/05 .....................        935,000
  6,500,000   Home Interiors & Gifts Inc., 10.125% due 6/1/08 .....................      5,167,500

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

April 30, 2000


   Face
  Amount                                Security                                         Value
-------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 12.4% (continued)
$  7,750,000   Horseshoe Gaming LLC., 9.375% due 6/15/07 .........................   $  7,575,625
   5,500,000   Imperial Holly Corp., 9.750% due 12/15/07 .........................      1,127,500
  10,000,000   Iowa Select Farms L.P., 10.750% due 12/1/05 (a) ...................      1,850,000
   5,500,000   Majestic Star Casino Inc., 10.875% due 7/1/06 .....................      5,142,500
   1,500,000   Mohegan Tribal Gaming, 8.750% due 1/1/09 ..........................      1,425,000
   4,500,000   Moll Industries, Inc., 10.500% due 7/1/08 .........................      1,462,500
               Park Place Entertainment Inc.:
   5,000,000     7.875% due 12/15/05 .............................................      4,662,500
   4,000,000     9.375% due 2/15/07 (a) ..........................................      3,970,000
   7,500,000   Polaroid Corp., 11.500% due 2/15/06 ...............................      7,612,500
   4,000,000   Premier International Foods, 12.000% due 9/1/09 (a) ...............      3,800,000
  10,000,000   Pueblo Xtra International, Inc., 9.500% due 8/1/03 ................      4,950,000
   1,000,000   Revlon Consumer Products Inc., 8.625% due 2/1/08 ..................        500,000
               Sun International Hotels Ltd.:
   3,000,000     9.000% due 3/15/07 ..............................................      2,707,500
   4,500,000     8.625% due 12/15/07 .............................................      4,027,500
   1,750,000   Tenet Healthcare Corp., 8.000% due 1/15/05 ........................      1,684,375
  10,000,000   Triarc Consumers Products Group, 10.250% due 2/15/09 ..............      9,450,000
   2,500,000   Vlasic Foods International Inc., 10.250% due 7/1/09 ...............      1,637,500
   5,000,000   Windmere-Durable Holdings Inc., 10.000% due 7/31/08 ...............      4,850,000
   3,500,000   Winsloew Furniture, Inc., 12.750% due 8/15/07 .....................      3,237,500
                                                                                     ------------
                                                                                      116,142,500
                                                                                     ------------
Energy -- 3.5%
   3,500,000   Belco Oil & Gas Co., 8.875% due 9/15/07 ...........................      3,237,500
   5,500,000   Canadian Forest Oil Ltd., 8.750% due 9/15/07 ......................      5,156,250
  10,000,000   Continental Resources Inc., 10.250% due 8/1/08 ....................      8,962,500
     500,000   Key Energy Services Inc., 14.000% due 1/15/09 .....................        548,750
   2,000,000   Lomak Petroleum Inc., 8.750% due 1/15/07 ..........................      1,710,000
   4,000,000   Ocean Energy Inc., 8.875% due 7/15/07 .............................      3,970,000
   2,000,000   Pennzoil Co., 10.250% due 11/1/05 .................................      2,160,000
   2,500,000   Pioneer Natural Resources Co., 9.625% due 4/1/10 ..................      2,493,750
   3,500,000   Plains Resources Inc., 10.250% due 3/15/06 (a) ....................      3,447,500
   1,000,000   R&B Falcon Corp., 9.500% due 12/15/08 .............................        990,000
                                                                                     ------------
                                                                                       32,676,250
                                                                                     ------------
Financial -- 2.9%
   1,975,400   Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 .......      1,658,071
   5,000,000   Avis Rent A Car Inc., 11.000% due 5/1/09 ..........................      5,237,500


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

April 30, 2000

   Face
  Amount                                Security                                         Value
-------------------------------------------------------------------------------------------------
Financial -- 2.9% (continued)
              ContiFinancial Corp.:
$11,600,000     Due 3/15/02 (b)(c) ...............................................    $ 1,305,000
  9,620,000     Due 8/15/03 (b)(c) ...............................................      1,082,250
 12,445,000     Due 4/1/08 (b)(c) ................................................      1,400,063
  8,000,000   Morgan Stanley Aircraft Finance, Series 1A, Class D1,
                8.700% due 3/15/23 ...............................................        800,000
  7,500,000   Nationwide Credit Inc., 10.250% due 1/15/08 ........................      5,512,500
  4,250,000   Williams Scotsman Inc., 9.875% due 6/1/07 ..........................      3,888,750
                                                                                     ------------
                                                                                       26,884,134
                                                                                     ------------
Housing Related -- 0.5%
  1,100,000   American Standard Inc., 7.375% due 4/15/05 .........................      1,025,750
  4,025,000   Nortek Inc., 9.875% due 3/1/04 .....................................      3,823,750
                                                                                     ------------
                                                                                        4,849,500
                                                                                     ------------
Industrial - Manufacturing -- 7.1%
  3,500,000   Aqua Chemical Inc., 11.250% due 7/1/08 .............................      1,977,500
  3,000,000   Blount Inc., 13.000% due 8/1/09 ....................................      2,955,000
  8,800,000   Breed Technologies Inc., due 4/15/08 (b)(c) ........................        121,000
  8,500,000   Communication Instruments, 10.000% due 9/15/04 .....................      6,460,000
              Doman Industries Inc.:
  2,000,000     8.750% due 3/15/04 ...............................................      1,770,000
  2,500,000    12.000% due 7/1/04 ................................................      2,618,750
  7,500,000   Federal Mogal Inc., 7.500% due 1/15/09 .............................      5,775,000
  7,000,000   Foamex International Inc., 9.875% due 6/15/07 ......................      5,425,000
  3,750,000   Hexcel Corp., 9.750% due 1/15/09 ...................................      3,168,750
  2,500,000   International Utility Structures Inc., 10.750% due 2/1/08 ..........      2,087,500
 14,475,000   Jordan Industries Inc., zero coupon until 4/1/02
                (11.750% thereafter), due 4/1/09 .................................      9,625,875
  8,000,000   Key Plastics Inc., due 3/15/07 (b)(c) ..............................        280,000
  1,000,000   Lear Corp., 8.110% due 5/15/09 .....................................        891,250
  5,000,000   Motors & Gears Inc., 10.750% due 11/15/06 ..........................      4,775,000
  6,000,000   Neenah Corp., 11.125% due 5/1/07 ...................................      4,710,000
  4,000,000   Oxford Automotive Inc., 10.125% due 6/15/07 ........................      3,740,000
  6,500,000   Safety-Kleen Corp., 9.250% due 5/15/09 (b)(c).......................        227,500
  5,000,000   Tenneco Automotive Inc., 11.625% due 10/15/09 ......................      5,025,000
  5,500,000   Transdigm Inc., 10.375% due 12/1/08 ................................      4,372,500
                                                                                     ------------
                                                                                       66,005,625
                                                                                     ------------
Media - Telecommunications -- 19.5%
  2,136,263   Adelphia Communications Corp., 9.500% due 2/15/04 (d) ..............      2,104,219
 10,000,000   Advanstar Communications Inc., 9.250% due 5/1/08 ...................      9,150,000


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

April 30, 2000


   Face
  Amount                                Security                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
Media - Telecommunications -- 19.5% (continued)
$10,500,000   Avalon Cable Holdings LLC., zero coupon until 12/1/03 (11.875% thereafter), due 12/1/08 ......   $  6,877,500
  2,000,000   Call Net Enterprises Inc., zero coupon until 8/15/03 (8.940% thereafter), due 8/15/08 ........        790,000
  2,000,000   Centennial Cellular Corp., 10.750% due 12/15/08 ..............................................      2,000,000
  8,250,000   Century Communications Corp., zero coupon due 1/15/08 ........................................      3,485,625
 12,000,000   Charter Communications Holdings LLC., zero coupon until 4/1/04 (9.920% thereafter),
                due 4/1/11 .................................................................................      6,630,000
  2,250,000   Citadel Broadcasting Co., 9.250% due 11/15/08 ................................................      2,162,813
  5,000,000   Covad Communications Group Inc., 12.000% due 2/15/10 (a) .....................................      4,725,000
  3,250,000   CSC Holding Inc., 9.875% due 2/15/13 .........................................................      3,315,000
              Frontiervision Holdings:
  8,500,000     Series B, zero coupon until 9/15/01 (11.875% thereafter), due 9/15/07 ......................      7,437,500
  4,000,000     Zero coupon until 9/15/01 (11.875% thereafter), due 9/15/07 ................................      3,500,000
  2,500,000   Global Crossing Holding Ltd., 9.500% due 11/15/09 (a) ........................................      2,450,000
  5,500,000   Granite Broadcasting Corp., 8.875% due 5/15/08 ...............................................      4,730,000
 10,000,000   GST Telecommunications Inc., zero coupon until 5/1/03 (10.500% thereafter), due 5/1/08 .......      3,950,000
  7,500,000   Hollinger International Publishing Inc., 9.250% due 2/1/06 ...................................      7,275,000
  5,000,000   ICG Holding Inc., zero coupon until 5/1/01 (12.500% thereafter), due 5/1/06 ..................      4,025,000
  5,000,000   Intermedia Communication Inc., 8.600% due 6/1/08 .............................................      4,575,000
  2,800,000   Leap Wireless International, Inc., 12.500% due 4/15/10 (a) ...................................      2,814,000
 14,000,000   Lin Holding Corp., zero coupon until 3/1/03 (10.000% thereafter), due 3/1/08 .................      8,400,000
              Nextel Communications Inc.:
 10,000,000     Zero coupon until 10/31/02 (9.750% thereafter), due 10/31/07 ...............................      7,225,000
  8,000,000     Zero coupon until 2/15/03 (9.950% thereafter), due 2/15/08 .................................      5,670,000
              NTL Inc.:
  5,000,000      Zero coupon until 2/1/01 (11.500% thereafter), due 2/1/06 .................................      4,625,000
 10,000,000      Zero coupon until 10/1/03 (12.375% thereafter), due 10/1/08 ...............................      6,575,000
  5,000,000   Orange PLC, 9.000% due 6/1/09 ................................................................      5,150,000
  8,250,000   Price Communications Wireless Inc., 9.125% due 12/15/06 ......................................      8,188,125
              PSINet Inc.:
  1,500,000     11.500% due 11/1/08 ........................................................................      1,342,500
  2,500,000     11.000% due 8/1/09 .........................................................................      2,212,500
 10,000,000   R.H. Donnelley, 9.125% due 6/1/08 ............................................................      9,450,000
  6,500,000   Rogers Communications Inc., 8.875% due 7/15/07 ...............................................      6,402,500
 10,000,000   Sun Media Corp., 9.500% due 2/15/07 ..........................................................      9,550,000
              Telewest Communications PLC:
  2,500,000     9.625% due 10/1/06 .........................................................................      2,412,500
  3,250,000     Zero coupon until 10/1/00 (11.000% thereafter), due 10/1/07 ................................      3,071,250
  3,125,000     Zero coupon until 4/15/04 (9.250% thereafter), due 4/15/09 (a) .............................      1,789,063
  5,000,000   Transwestern Publishing Co., 9.625% due 11/15/07 .............................................      4,775,000

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments
April 30, 2000

   Face
  Amount                                Security                                         Value
-------------------------------------------------------------------------------------------------
Media - Telecommunications -- 19.5% (continued)
$  5,000,000   Ubiquitel Operating Co., zero coupon until 4/15/05
               (14.000% thereafter), due 4/15/10 .................................   $  2,900,000
  16,500,000   United International Holdings, zero coupon until 2/15/03
               (10.750% thereafter), due 2/15/08 .................................     10,807,500
                                                                                     ------------
                                                                                      182,542,595
                                                                                     ------------
Services - Other -- 2.0%
   2,250,000   Allied Waste North America Inc., 10.000% due 8/1/09 ...............      1,535,625
   7,000,000   American Business Information, 9.500% due 6/15/08 .................      6,195,000
     750,000   Iron Mountain Inc., 8.750% due 9/30/09 ............................        673,125
   5,000,000   Marsulex Inc., 9.625% due 7/1/08 ..................................      4,587,500
               Pierce Leahy Corp.:
   2,250,000     11.125% due 7/15/06 .............................................      2,306,250
   2,000,000     8.125% due 5/15/08 ..............................................      1,735,000
   1,825,000   Primark Corp., 9.250% due 12/15/08 ................................      1,697,250
                                                                                     ------------
                                                                                       18,729,750
                                                                                     ------------
Technology - Electronics -- 0.3%
   3,000,000   Amphenol Corp., 9.875% due 5/15/07 ................................      3,045,000
                                                                                     ------------
Transportation -- 2.8%
   4,000,000   Continental Airlines Inc., 9.500% due 12/15/01 ....................      4,080,000
   5,000,000   Enterprises Shipholding Inc., 8.875% due 5/1/08 ...................      3,025,000
   4,000,000   Holt Group Inc., 9.750% due 1/15/06 ...............................      1,820,000
   3,000,000   Laidlaw Inc., 6.650% due 10/1/04 ..................................      1,140,000
   5,500,000   Northwest Airlines Corp., 7.625% due 3/15/05 ......................      4,805,625
   7,000,000   Stena Line, 10.625% due 6/1/08 ....................................      4,550,000
   7,703,943   Viacao Aerea Riograndens, 9.600% due 2/10/05 ......................      6,702,430
                                                                                     ------------
                                                                                       26,123,055
                                                                                     ------------

               Total Corporate Bonds (Cost -- $690,554,495) ......................    565,235,628
                                                                                     ------------
Convertible Corporate Bonds -- 1.4%
   1,250,000   Affmetrix Inc., 4.750% due 2/15/07 ................................        881,250
   7,500,000   Quantum Corp., 7.000% due 8/1/04 ..................................      5,962,500
  37,500,000   Sunbeam Corp., zero coupon due 3/25/18 (a) ........................      6,468,750
                                                                                     ------------

               Total Convertible Corporate Bonds (Cost -- $17,130,434) ...........     13,312,500
                                                                                     ------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments
April 30, 2000

   Face
  Amount+                               Security                                         Value
-------------------------------------------------------------------------------------------------
Sovereign Bonds -- 26.2%
Argentina -- 5.1%
               Republic of Argentina:
 19,892,373(ARS)   Bocon Pro 1, 2.951% due 4/1/07 (e) ..............................   $ 14,348,030
                   Global Bond:
  5,000,000(ARS)     8.750% due 7/10/02 ............................................      4,595,000
    500,000          14.250% due 11/30/02 ..........................................        495,000
  6,500,000          11.786% due 4/10/05 ...........................................      6,110,000
  3,380,000(ARS)     11.750% due 2/12/07 ...........................................      3,341,974
  9,520,000          11.750% due 4/7/09 ............................................      9,362,920
  9,500,000          12.000% due 2/1/20 ............................................      9,393,125
                                                                                       ------------
                                                                                         47,646,049
                                                                                       ------------
Brazil -- 6.6%
               Federal Republic of Brazil:
     82,558        C Bond, 8.000% due 4/15/14 ......................................         59,261
 38,900,000        DCB, Series L, 7.4375% due 4/15/12 (e) ..........................     28,080,938
  6,075,023        Exit, 6.000% due 9/15/13 ........................................      4,191,766
 30,500,000        FLIRB, 7.375% due 4/15/09 (e) ...................................     22,684,374
  8,420,981        MYDFA, 7.1875% due 9/15/07 (e) ..................................      7,147,308
                                                                                       ------------
                                                                                         62,163,647
                                                                                       ------------
Bulgaria -- 1.7%
 22,440,000    Republic of Bulgaria, FLIRB, Series A, 2.750% due 7/28/12 (e)........     15,651,900
                                                                                       ------------
Colombia -- 1.6%
               Republic of Colombia:
  3,100,000          11.218% due 8/13/05 (e) .......................................      3,022,500
  2,500,000          9.750% due 4/23/09 ............................................      1,975,000
 12,160,000          11.750% due 2/25/20 ...........................................     10,351,200
                                                                                       ------------
                                                                                         15,348,700
                                                                                       ------------
Croatia -- 0.1%
               Croatia Government:
    444,816          Series A, 7.0625% due 7/31/10 (e) .............................        396,998
    195,374          Series B, 7.0625% due 7/31/06 (e) .............................        180,233
                                                                                       ------------
                                                                                            577,231
                                                                                       ------------
Ecuador -- 0.6%
 16,000,000    Republic of Ecuador, Par Bond, due 2/28/25 (b)(c) ...................      5,600,000
                                                                                       ------------


--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments
April 30, 2000

   Face
  Amount+                               Security                                                   Value
-------------------------------------------------------------------------------------------------------------
Ivory Coast -- 0.5%
               Republic of Ivory Coast:
   7,000,000     FLIRB, due 3/29/18 (b) ....................................................     $  1,190,000
  17,099,998     PDI, due 3/29/18 (b) ......................................................        3,249,000
                                                                                                 ------------
                                                                                                    4,439,000
                                                                                                 ------------
Peru -- 0.3%
   4,175,000   Republic of Peru, FLIRB, 3.750% due 3/7/17 (e) ..............................        2,536,313
                                                                                                 ------------
Russia -- 4.5%
               Russia:
  15,430,000     11.750% due 6/10/03 .......................................................       13,655,550
  14,400,000     10.000% due 6/26/07 .......................................................       10,368,000
  22,600,000     Ministry of Finance, 12.750% due 6/24/28 ..................................       18,447,250
                                                                                                 ------------
                                                                                                   42,470,800
                                                                                                 ------------
Venezuela -- 5.2%
               Republic of Venezuela:
  15,025,000     13.625% due 8/15/18 .......................................................       13,823,000
   5,350,000     9.250% due 9/15/27 ........................................................        3,421,325
     250,000     Discount Bond, Series W-A, 7.375% due 3/31/20 .............................          192,500
  29,499,706     FLIRB, Series A, 7.4375% due 3/31/07 (e) ..................................       22,917,583
   5,666,610     FLIRB, Series B, 7.4375% due 3/31/07 (e) ..................................        4,402,248
   4,764,825     NMB, 7.125% due 12/18/05 (e) ..............................................        3,788,036
                                                                                                 ------------
                                                                                                   48,544,692
                                                                                                 ------------

               Total Sovereign Bonds (Cost -- $240,110,623) ................................      244,978,332
                                                                                                 ------------
Loan Participations (f) -- 3.1%
   4,600,143   Kingdom of Morocco, Tranche A, 6.84375% due 1/1/09
                 (Chase Manhattan Bank) (e) ................................................       4,128,629
  18,997,873   The People's Democratic Republic of Algeria, Tranche 1, 7.1875%
                 due 9/4/06 (Chase Manhattan Bank)(e) ......................................      15,388,277
   5,000,000   The People's Democratic Republic of Algeria, Tranche 3, 7.1875%
                 due 3/4/10 (Chase Manhattan Bank, CS First Boston)(e) .....................       3,800,000
  19,000,000    Russia, Principal Loan, due 12/15/20 (Chase Manhattan Bank) (b)(c) .........       5,225,000
                                                                                                ------------

                Total Loan Participations (Cost -- $28,270,006) ............................      28,541,906
                                                                                                ------------



--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

April 30, 2000


  Shares                         Security                              Value
--------------------------------------------------------------------------------
Preferred Stock -- 0.3%
    25,000   Rural Cellural Corp, 12.250% due 2/15/05 ...........   $  2,425,000
             TCR Holding:
    17,552     Class B (c) ......................................            175
     9,654     Class C (c) ......................................             97
    25,451     Class D (c) ......................................            254
    52,657     Class E (c) ......................................            527
                                                                    ------------

             Total Preferred Stock (Cost -- $2,506,260) .........      2,426,053
                                                                    ------------
Warrants (c) -- 0.0%
     5,000   Republic Technologies Corp., expire7/15/09 .........            500
     3,500   Winsloew Furniture Corp., expire 1/1/01 ............         87,500
                                                                    ------------

             Total Warrants (Cost -- $249,020) ..................         88,000
                                                                    ------------

     Face
    Amount
-------------
Repurchase Agreement -- 8.5%
$78,926,000  Warburg Dillon Read, 5.700% due 5/1/00; Proceeds
              at maturity -- $78,963,490; (Fully collateralized
              by U.S. Treasury Bonds, 7.500% due 11/15/16;
              Market value -- $80,505,810) (Cost -- $78,926,000)..    78,926,000
                                                                    ------------

             Total Investments -- 100% (Cost -- $1,057,746,838*)..  $933,508,419
                                                                    ============

--------------------
 +   Face amount denominated in U.S. dollars unless otherwise indicated.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactionsthat are exempt from registration, normally to qualified institutional buyers.
(b)  Security is in default as of, or subsequent to April 30, 2000.
(c)  Non-income producing security.
(d) Payment-in-kind security for which part of the income earned is capitalized as additional principal.
(e) Rate shown reflects the current rate on variable rate or step coupon rate instruments.
(f) Participation interests were acquired through the financial institutions indicated parenthetically.
 *   Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviations used in this schedule:
     ------------------------------------
     ARS     -- Argentine Peso.
     C Bond  -- Capitalization Bond.
     DCB     -- Debt Conversion Bond.
     FLIRB   -- Front Loaded Interest Reduction Bond.
     NMB     -- New Money Bond.
     PDI     -- Past Due Interest.


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                    SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Assets and Liabilities
April 30, 2000


ASSETS:
    Investments, at value (Cost -- $1,057,746,838) ...........    $ 933,508,419
    Cash .....................................................              203
    Interest receivable ......................................       23,394,842
    Receivable for securities sold ...........................           37,462
    Prepaid expenses .........................................            4,977
                                                                   ------------

    Total Assets .............................................      956,945,903
                                                                   ------------

LIABILITIES:
    Bank loan (Note 9) .......................................      105,000,000
    Payable for securities purchased .........................       57,519,855
    Dividends payable ........................................        2,554,552
    Management fee payable ...................................          691,132
    Loan interest payable ....................................           80,442
    Administration fee payable ...............................           69,113
    Accrued expenses .........................................          288,068
                                                                   ------------

    Total Liabilities ........................................      166,203,162
                                                                   ------------

    Total Net Assets .........................................    $ 790,742,741
                                                                   ============

NET ASSETS:
    Common Stock ($0.001 par value, 100,000,000 shares
      authorized; 66,741,739 shares outstanding) .............    $      66,742
    Additional paid-in capital ...............................      997,914,118
    Overdistributed net investment income ....................          (21,494)
    Accumulated net realized loss from security
      transactions ...........................................      (82,978,206)
    Net unrealized depreciation on investments ...............     (124,238,419)
                                                                   ------------

Total Net Assets .............................................    $ 790,742,741
                                                                   ============
Net Asset Value, per share ($790,742,741 / 66,741,739 shares)            $11.85
                                                                         ======

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                    SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Operations
For the Year Ended April 30, 2000


INCOME:
    Interest .................................................    $ 114,195,185
                                                                   ------------

EXPENSES:
    Management fees (Note 2) .................................        9,451,280
    Interest expense (Note 9) ................................        6,556,882
    Administration fees ......................................          945,128
    Shareholder communications ...............................          176,240
    Deferred organization costs ..............................           69,305
    Audit and legal ..........................................           48,018
    Directors' fees ..........................................           35,901
    Other ....................................................          335,771
                                                                   ------------

    Total Expenses ...........................................       17,618,525
                                                                   -------------

Net Investment Income ........................................       96,576,660
                                                                   -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 4):
    Net Realized Loss From:
      Security transactions (excluding short-term securities).      (34,793,195)
      Options purchased ......................................       (1,101,925)
                                                                   -------------

    Net Realized Loss ........................................      (35,895,120)
                                                                   -------------

    Change in Net Unrealized Depreciation of Investments:
      Beginning of year ......................................      (46,456,810)
      End of year ............................................     (124,238,419)
                                                                   -------------

    Increase in Net Unrealized Depreciation ..................      (77,781,609)
                                                                   -------------

Net Loss on Investments and Options ..........................     (113,676,729)
                                                                   -------------

Decrease in Net Assets From Operations .......................    $ (17,100,069)
                                                                   =============


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                    SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Changes in Net Assets
For the Year Ended April 30, 2000 and
the Period Ended April 30, 1999(a)


                                                                           2000             1999
                                                                      -------------    -------------
OPERATIONS:
    Net investment income .........................................   $  96,576,660    $  81,546,933
    Net realized loss .............................................     (35,895,120)     (48,401,631)
    Increase in net unrealized depreciation .......................     (77,781,609)     (46,456,810)
                                                                      -------------    -------------
    Decrease in Net Assets From Operations ........................     (17,100,069)     (13,311,508)
                                                                      -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income .........................................     (95,974,620)     (80,851,922)
                                                                      -------------    -------------
    Decrease in Net Assets From Distributions to Shareholders .....     (95,974,620)     (80,851,922)
                                                                      -------------    -------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from initial offering (65,670,000 shares issued, net
      of $1,545,000 offering costs) ...............................            --        983,505,000
    Proceeds from shares issued on reinvestment of dividends
      (1,065,072 shares issued) ...................................            --         14,350,880
    Offering expenses credited to paid-in capital .................          24,975             --
                                                                      -------------    -------------
    Increase in Net Assets From Capital Share Transactions ........          24,975      997,855,880
                                                                      -------------    -------------
Increase (Decrease) in Net Assets .................................    (113,049,714)     903,692,450


NET ASSETS:
    Beginning of year .............................................     903,792,455          100,005
                                                                      -------------    -------------
    End of year* ..................................................   $ 790,742,741    $ 903,792,455
                                                                      =============    =============

*Includes undistributed (overdistributed) net investment income of:        $(21,494)        $695,011
                                                                           ========         ========

-------------------
(a) For the period from May 28, 1998 (commencement of operations) to April 30, 1999.



--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                    SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Cash Flows
For the Year Ended April 30, 2000

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments ..................................   $(578,598,028)
    Proceeds from disposition of long-term portfolio investments and principal
      paydowns ....................................................................     669,931,666
    Net purchase of short-term portfolio investments ..............................     (66,808,000)
                                                                                      -------------
                                                                                         24,525,638

    Net investment income .........................................................      96,576,660
    Capitalized income on payment-in-kind securities ..............................        (701,586)
    Amortization of net premium/discount on investments ...........................     (25,315,656)
    Net change to receivables/payables related to operations ......................        (258,657)
                                                                                      -------------
    Net Cash Flows Provided by Operating Activities ...............................      94,826,399

CASH FLOWS USED BY FINANCING ACTIVITIES:
    Cash dividends paid ...........................................................     (94,826,350)
                                                                                      -------------
Net Increase in Cash ..............................................................              49
Cash, Beginning of Year ...........................................................             154
                                                                                      -------------
Cash, End of Year .................................................................   $         203
                                                                                      =============


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Notes to Financial Statements

Note 1. Significant Accounting Policies

Salomon Brothers High Income Fund II Inc ("Fund") was incorporated in Maryland and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) DEFERRED ORGANIZATION COSTS. Organization costs amounting to $85,000 were incurred in connection with the organization of the Fund. These costs have been deferred and were being amortized ratably over a five-year period from commencement of operations in May 1998. However, in accordance with the AICPA Statement of Position No. 98-5, "Reporting on the Costs of Start-up Activities", the Fund has expensed the unamortized amount of this asset on the first day of the current fiscal year. As of April 30, 2000, all deferred organization costs have been expensed.

(f) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(g) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc, a wholly-owned subsidiary of Salomon Smith Barney Holdings ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager ("Investment Manager") to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., another subsidiary of SSBH, acts as the Fund's administrator ("Administrator") for which the Fund pays a monthly fee at an annual rate of 0.10% of the value of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The administrator performs certain administrative services necessary for the operation of the Fund.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Investment Manager and Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund's assets, including those investments purchased with leverage.

At April 30, 2000, the Investment Manager and Salomon Smith Barney Inc., an affiliate of the Investment Manager, owned 6,667 and 7 shares, respectively of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager.

Note 3. Portfolio Activity

During the year ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

  Purchases.....................................................  $ 623,695,958
                                                                  -------------
  Sales.........................................................  $ 648,133,064
                                                                  =============

At April 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

  Gross unrealized appreciation.................................   $ 20,286,784
  Gross unrealized depreciation.................................   (144,525,203)
                                                                  -------------
  Net unrealized depreciation...................................  $(124,238,419)
                                                                  =============

Note 4. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 2000, the Fund held no purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended April 30, 2000, the Fund did not write any call or put options.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At April 30, 2000, the Fund held loan participations with a total cost of $28,270,006.

Note 6. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Note 7. Dividends Subsequent to April 30, 2000

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.13 per share for the months of May and June 2000, payable on May 26 and June 30, 2000 to shareholders of record on May 16 and June 13, 2000, respectively.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Note 8. Capital Loss Carryforward

At April 30, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $72,343,500, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on April30 of the year indicated:

                                           2007          2008          Total
                                       ------------- ------------- -------------
   Carryforward Amount...............   $32,298,000   $40,142,000   $72,440,000

Note 9. Bank Loan

As of April 30, 2000, the Fund has outstanding a $105,000,000 loan pursuant to a credit agreement with Chase Manhattan Bank. The interest rate on the loan as of April 30, 2000 is 6.8950% and the maturity date was May 25, 2000.

Note 10. Subsequent Events

Effective May 2, 2000, the investment policies of the Fund were amended to permit the Fund to invest primarily (at least 65% of its total assets during normal market condition) in high-yield securities issued by U.S. and foreign corporations and foreign governments. The Fund's investment policy continues to allow in the Fund to invest up to 35% of its assets in emerging market securities.

On May 25, 2000, the Fund borrowed $155,000,000 pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc. acts as administrative agent. The loan with Chase Manhattan Bank was not renewed on May 25, 2000.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Financial Highlights

Data for a share of capital stock outstanding throughout the year ended April
30:

                                                                      2000          1999(1)
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ............................      $   13.54     $   15.00
                                                                     ---------     ---------
Income (Loss) From Operations:
   Net investment income ......................................           1.45          1.23
   Net realized and unrealized loss ...........................          (1.70)        (1.45)
                                                                     ---------     ---------
Total Loss From Operations ....................................          (0.25)        (0.22)
                                                                     ---------     ---------
Offering Costs on Issuance of Common Stock ....................             --         (0.02)
                                                                     ---------     ---------
Less Distributions From:
   Net investment income ......................................          (1.44)        (1.22)
                                                                     ---------     ---------
Net Asset Value, End of Year ..................................      $   11.85     $   13.54
                                                                     =========     =========
Per Share Market Value, End of Year ...........................      $  11.750     $  12.625
                                                                     =========     =========
Total Return, Based on Market Price Per Share(2) ..............           5.45%        (7.57)%++
Ratios to Average Net Assets:
   Total expenses, including interest expense .................           2.09%         1.54%+
   Total expenses, excluding interest expense
    (operating expenses) ......................................           1.29%         1.24%+
   Net investment income ......................................          11.48%         9.84%+
Bank Loans Outstanding, End of Year (000s) ....................      $ 105,000     $ 105,000
Weighted Average Interest Rate on Bank Loans ..................           6.18%         5.72%
Net Assets, End of Year (000s) ................................      $ 790,743     $ 903,792
Portfolio Turnover Rate .......................................             68%           66%
--------------------------------------------------------------------------------------------

(1) For the period May 28, 1998 (commencement of operations) through April 30, 1999.

(2) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund II Inc:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund II Inc (the "Fund") at April 30, 2000, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 28, 1998 (commencement of operations) through April 30, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
June 5, 2000

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                             Net Realized &
                                                   Net Investment              Unrealized
                                                       Income                  Gain (Loss)
                                               -------------------------------------------------
Quarters Ended(1)                                Total    Per Share       Total        Per Share
------------------------------------------------------------------------------------------------
July 31, 1998(2) ........................      $11,896       $0.18     $  (9,730)       $(0.15)
October 31, 1998 ........................       22,489       0.34       (138,586)        (2.10)
January 31, 1999 ........................       23,108       0.35         32,169          0.48
April 30, 1999 ..........................       24,054       0.36         21,289          0.32
July 31, 1999 ...........................       22,833       0.34        (44,121)        (0.66)
October 31, 1999 ........................       24,606       0.37        (28,350)        (0.42)
January 31, 2000 ........................       25,079       0.38         (6,790)        (0.10)
April 30, 2000 ..........................       24,059       0.36        (34,416)        (0.52)

----------
(1)  Totals expressed in thousands of dollars except per share amounts.
(2) For the period May 28, 1998 (commencement of investment operations) through July 31, 1998.






Other Information (unaudited)


Year 2000 Issue. As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000" issue). It is still possible that some computer systems could malfunction in the future because of the year 2000 issue or as a result of actions taken to address the Year 2000 issue. The Investment Adviser does not anticipate that its services or those of the Fund's other service providers will be adversley affected, but the Investment Adviser will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Fund and its investments could be negatively affected.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock ("Shares") of Salomon Brothers High Income Fund II Inc ("Fund") will be deemed to have elected to be a participant in the Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of PFPC Global Fund Services, formerly known as First Data Investor Services Group, Inc. as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

If (i) the Agent has not invested the full dividend amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing or by calling 1-800-331-1710. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.


Additional Shareholder Information (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

                    SALOMON BROTHERS HIGH INCOME FUND II INC.

Directors

CHARLES F. BARBER
   Consultant; formerly Chairman,
   ASARCO Inc.

DANIEL P. CRONIN
   Vice President --  General Counsel,
   Pfizer International Inc

HEATH B. MCLENDON
   Managing Director, Salomon Smith Barney Inc.;
   President and Director, SSB Citi Fund
   Management LLC and Travelers Investment
   Advisors, Inc.

RIORDAN ROETT
   Professor and Director,
   Latin American Studies Program,
   Paul H. Nitze School of Advanced
   International Studies,
   Johns Hopkins University

JESWALD W. SALACUSE
   Henry J. Braker Professor of
   Commercial Law, and formerly Dean,
   The Fletcher School of Law & Diplomacy
   Tufts University


Officers

HEATH B. MCLENDON
   Chairman and President

LEWIS E. DAIDONE
   Executive Vice President and Treasurer

MAUREEN O'CALLAGHAN
   Executive Vice President

JAMES E. CRAIGE
   Executive Vice President

THOMAS K. FLANAGAN
   Executive Vice President

BETH A. SEMMEL
   Executive Vice President

PETER J. WILBY
   Executive Vice President

ANTHONY PACE
   Controller

CHRISTINA T. SYDOR
   Secretary


Salomon Brothers High Income Fund II Inc.

   7 World Trade Center
   New York, New York 10048
   Telephone 1-888-777-0102

INVESTMENT MANAGER
   Salomon Brothers Asset Management Inc.
   7 World Trade Center
   New York, New York 10048

CUSTODIAN
   PFPC Trust Company
   17th and Chestnut Streets
   Philadelphia, Pennsylvania 19103

DIVIDEND DISBURSING AND TRANSFER AGENT
   PFPC Global Fund Services
   P.O. Box 8030
   Boston, Massachusetts 02266-8030

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   1177 Avenue of the Americas
   New York, New York 10036

LEGAL COUNSEL
   Simpson Thacher & Bartlett
   425 Lexington Avenue
   New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
   HIX

                    SALOMON BROTHERS HIGH INCOME FUND II INC.




                                 Annual Report
                                April 30, 2000


                                   [GRAPHIC]


                       ---------------------------------
                       Salomon Brothers Asset Management
                       ---------------------------------







PFPC Global Fund Services                                      -----------------
P.O. Box 8030                                                       BULK RATE
Boston, MA 02266-8030                                             U.S. POSTAGE
                                                                     PAID
                                                               STATEN ISLAND, NY
                                                                PERMIT No. 169
                                                               -----------------




                                                                     HIXANN 4/00